UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2010
Date of Report (Date of earliest event reported)

SPRING CREEK HEALTHCARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	814-00783	98-0496750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, 24 th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

646-896-3050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 - Unregistered Sales of Equity Securities

On December,13, 2010, the registrant issued 745,714 shares of its common stock to individual in settlement of outstanding indebtedness in the amount of $84,800, including accrued interest and including 140,000 shares pursuant to provisions of the indebtedness for late fees. The issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4 (2) of the Act as a transaction not involving any public offering.

Item 5.02 -  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2010, Joseph P. Connell resigned as a member of our Board of Directors. His resignation was not the result of any disagreement with us on any matter relating to operations, policies or practices, including accounting or financial policies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING CREEK HEALTHCARE SYSTEMS, INC.

Date: December 14, 2010	By:	/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer

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